UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 17, 2019

Citigroup Commercial Mortgage Trust 2019-GC41

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001783287)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001258361)

Citi Real Estate Funding Inc.

(Central Index Key number: 0001701238)

Goldman Sachs Mortgage Company

(Central Index Key number 0001541502)

German American Capital Corporation

(Central Index Key number: 0001541294)

(Exact name of sponsors as specified in their charters)

Delaware	333-228597-02	86-1073506
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

388 Greenwich Street
New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 816-5343

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 20, 2019 (the “Closing Date”), Citigroup Commercial Mortgage Trust 2019-GC41 (the “Issuing Entity”) issued the Citigroup Commercial Mortgage Trust 2019-GC41, Commercial Mortgage Pass-Through Certificates, Series 2019-GC41, pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2019 (the “Pooling and Servicing Agreement”), between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee. The Pooling and Servicing Agreement was filed as Exhibit 4.1 to the Current Report on Form 8-K with respect to the Issuing Entity, dated August 20, 2019 and filed with the Securities and Exchange Commission (the “Commission”) on August 20, 2019. Unless otherwise provided herein, capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

As of the Closing Date, the Loan Combination relating to the Mortgage Loan identified on the Mortgage Loan Schedule as Wind Creek Leased Fee (the “Wind Creek Leased Fee Loan Combination”) was required to be serviced and administered pursuant to the Pooling and Servicing Agreement.

On October 17, 2019, the Servicing Shift Lead Note relating to the Wind Creek Leased Fee Loan Combination was contributed to the commercial mortgage securitization transaction (the “BMARK 2019-B13 Securitization”) involving the issuance of the Benchmark 2019-B13 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2019-B13 (the “BMARK 2019-B13 Certificates”). Upon the issuance of the BMARK 2019-B13 Certificates, the servicing and administration of the Wind Creek Leased Fee Loan Combination is required to be transferred from the Pooling and Servicing Agreement to the pooling and servicing agreement governing the issuance of the BMARK 2019-B13 Certificates, dated as of October 1, 2019 (the “BMARK 2019-B13 Pooling and Servicing Agreement”), between Deutsche Mortgage & Asset Receiving Corporation, as depositor (the “BMARK 2019-B13 Depositor”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Wells Fargo Bank, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

The BMARK 2019-B13 Pooling and Servicing Agreement, in the form most recently filed with the Commission by or on behalf of the BMARK 2019-B13 Depositor, is attached hereto as Exhibit 4.1.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.	Description
Exhibit 4.1	BMARK 2019-B13 Pooling and Servicing Agreement

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

4.1	BMARK 2019-B13 Pooling and Servicing Agreement	(E)

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 5, 2020	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.
	By:	/s/ Sana Petersen
Name: Sana Petersen
Title: Vice President